Exhibit 32

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Rogers Corporation (the "Company") on Form 10-Q for the period ended October 3, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Robert
D. Wachob, President and Chief Executive Officer, and James M. Rutledge, Vice President Finance, Chief Financial Officer and Treasurer, do each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to their knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



         /s/ Robert D. Wachob
         -----------------------------------------------------
         Robert D. Wachob
         President and Chief Executive Officer
         November 12, 2004



         /s/ James M. Rutledge
         -----------------------------------------------------
         James M. Rutledge
         Vice President Finance, Chief Financial Officer and Treasurer November 12, 2004